EXHIBIT 32



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                                  CERTIFICATION

     In connection with the Annual Report of Tongji Healthcare Group, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), Yun-hui Yu, the Company's Chief Executive Officer and Wei-dong Huang, the Company's Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  April 9, 2008

                                          By:  /s/ Yun-hui Yu
                                              -------------------------------
                                              Yun-hui Yu, President and
                                              Chief Executive Officer


                                          By:  /s/ Wei-dong Huang
                                              -------------------------------
                                              Wei-dong Huang, Chief Financial
                                              and Accounting Officer